Tonix Pharmaceuticals Holding Corp. 8-K

Exhibit 99.01

© 2022 Tonix Pharmaceuticals Holding Corp. INVESTOR PRESENTATION NASDAQ: TNXP Version P0338 March 8, 2022 (Doc 0963)

2 © 2022 Tonix Pharmaceuticals Holding Corp. CAUTIONARY NOTE ON FORWARD - LOOKING STATEMENTS Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward - looking statements” as defined by the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate” and “intend,” among others. These forward - looking statements are based on Tonix’s current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements. These factors include, but are not limited to, the risks related to failure to obtain FDA clearances or approvals and noncompliance with FDA regulations; delays and uncertainties caused by the global COVID - 19 pandemic; risks related to the timing and progress of clinical development of our product candidates; our need for additional financing; uncertainties of patent protection and litigation; uncertainties of government or third party payor reimbursement; limited research and development efforts and dependence upon third parties; and substantial competition. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. The forward - looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Tonix on its website or otherwise. Tonix does not undertake an obligation to update or revise any forward - looking statement, except as required by law. Investors should read the risk factors set forth in the Annual Report on Form 10 - K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission (the “SEC”) on March 15, 2021, and periodic reports and current reports filed with the SEC on or after the date thereof. All of Tonix's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements.

3 © 2022 Tonix Pharmaceuticals Holding Corp. ADVANCING THE SCIENCE AND UNDERSTANDING OF DISEASES by developing innovative therapies that improve population health by focusing on unmet needs in patient care WHAT WE DO Using our integrated development engine, we advance innovative programs across multiple therapeutic areas into the clinic while maximizing asset potential OUR MISSION OUR STRATEGY

4 © 2022 Tonix Pharmaceuticals Holding Corp. *All of Tonix’s product candidates are investigational new drugs or biologics and have not been approved for any indication. 1 anti - CD40L humanized monoclonal antibody 2 Recombinant trefoil factor 2 (rTFF2) based protein; licensed from Columbia University 3 Live attenuated vaccine based on horsepox virus vector, expressed SARS - CoV - 2 spike protein. TNX - 1840 is based on the omicron variant spike protein. TNX - 1850 is based on the BA.2 variant spike protein. CANDIDATES* PORTFOLIO & INDICATION STATUS / NEXT MILESTONE BioDefense TNX - 801 8 Smallpox and monkeypox preventing vaccine Preclinical TNX - 701 Radioprotection Preclinical COVID TNX - 1840/TNX - 1850 3 COVID - 19 Vaccine (RPV – horsepox - based live virus vaccine) Preclinical TNX - 2100 4 SARS - CoV - 2 Diagnostic for T Cell Immunity First - in - human study initiated Q1 2022 TNX - 3500 5 COVID - 19 Antiviral Preclinical TNX - 3600 6 COVID - 19 Therapeutic Platform (monoclonal antibodies) Preclinical TNX - 3700 7 COVID - 19 Vaccine (zinc nanoparticle mRNA technology) Preclinical Immunology & Immuno - Oncology TNX - 1500 1 Organ Transplant Rejection/ Autoimmune Conditions Phase 1, Targeted 2H 2022 Start TNX - 1700 2 Gastric, colorectal and pancreatic cancers Preclinical PIPELINE IMMUNOLOGY & INFECTIOUS DISEASE PORTFOLIO 4 in vivo diagnostic: SARS - CoV - 2 peptide epitope mixtures for intradermal administration to measure delayed - type hypersensitivity to SARS - CoV - 2. 5 Sangivamycin for injection; licensed from OyaGen , Inc. 6 Fully human monoclonal antibody generated from COVID - 19 convalescent patients 7 anti - CD40LCOVID vaccine based on mRNA in zinc nanoparticle (ZNP) formulation 8 Live attenuated vaccine based on horsepox virus IMMUNOLOGY AND INFECTIOUS DISEASE PORTFOLIO

5 © 2022 Tonix Pharmaceuticals Holding Corp. Candidates* INDICATIONS STATUS / NEXT MILESTONE CNS TNX - 1300 1 Cocaine Intoxication / Overdose FDA Breakthrough Designation Phase 2, Targeted 1H 2022 Start TNX - 102 SL 2 Fibromyalgia (FM) Posttraumatic Stress Disorder (PTSD) Long COVID (PASC 3 ) Mid - Phase 3 Phase 2, Targeted 1H 2022 Start Phase 2, Targeted 1H 2022 Start 4 TNX - 1900 5 Migraine, Craniofacial Pain and Binge Eating Disorder 6 Phase 2, Targeted 2H 2022 Start 7 TNX - 2900 8 Prader - Willi Syndrome Orphan Drug Designation Preclinical TNX - 601 CR Depression, PTSD, Neurocognitive Dysfunction from Steroids Phase 2, Targeted Q1 2023 Start 9 TNX - 1600 10 Depression, PTSD and ADHD Preclinical PIPELINE CNS PORTFOLIO CNS PORTFOLIO *All of Tonix’s product candidates are investigational new drugs or biologics and have not been approved for any indication. 1 TNX - 1300 (double - mutant cocaine esterase) is an investigational new biologic and has not been approved for any indication; licensed from Columbia University . 2 TNX - 102 SL (cyclobenzaprine HCl sublingual tablets) is an investigational new drug and has not been approved for any indication. Additional indications of Agitation in A lzheimer’s Disease (AAD) and Alcohol Use D isorder (AUD) are Phase 2 ready. 3 Post - Acute Sequelae of COVID - 19. 4 Pre - IND (Investigational New Drug) meeting with FDA completed; Company plans to start Phase 2 study in subset of patients whose symptoms overlap with fibromyalgia pending IND clearance. 5 Investigator initiated study planned at Massachusetts General Hospital 6 Acquired from Trigemina ; license agreement with Stanford University; IND cleared for the prevention of migraine indication; Planned Binge Eating Dis ord er study is expected to be investigator initiated. 7 A Phase 2 trial under an investigator - initiated IND has been completed in the U.S. using TNX - 1900; Phase 2 for the prevention of migraine headache expected to start 2H 2022 8 Co - exclustive license agreement with French National Institute of Health and Medical Research ( Inserm ) 9 TNX - 601 CR is in the pre - IND stage in the U.S.; a Phase 1 trial for formulation development was completed outside of the U.S; Ph ase 2 expected to start Q1 2023 10 Acquired from TRImaran Pharma; license agreement with Wayne State University ADHD = attention - deficit hyperactivity disorder; FM = fibromyalgia; IND = investigational new drug; PASC = post - acute sequelae o f COVID - 19; PTSD = posttraumatic stress disorder.

© 2022 Tonix Pharmaceuticals Holding Corp. IMMUNOLOGY: KEY CANDIDATES

7 © 2022 Tonix Pharmaceuticals Holding Corp. TNX - 1500 ( anti - CD40L m A b ): A POTENTIAL TREATMENT FOR ORGAN TRANSPLANT REJECTION AND AUTOIMMUNE CONDITIONS Pre - IND Candidate Significant Unmet Need Targeted as a first - line monotherapy for autoimmunity and add - on therapy for preventing and treating organ transplant rejection • Distinct mechanism of action (MOA) — TNX - 1500 blocks T cell helper function New molecular entity, biologic • US Patient Protection and Affordable Care Act provides 12 years of exclusivity for biologics Patent applications directed to composition of matter • Expected patent protection through 2039 Clinical evidence for anti - CD40L mAbs in the treatment of systemic lupus erythematosus (SLE) and allogeneic kidney transplant • Several studies have shown anti - CD40L to be active in the treatment of human SLE 1 - 3 and transplant rejection 4,5 1 Huang W, et al. Arthritis Rheum . 2002;46(6):1554 - 1562. 2 Boumpas DT, et al. Arthritis Rheum . 2003;48(3):719 - 727. 3 Grammer AC, et al. J Clin Invest . 2003;112(10):1506 - 1520. 4 Kawai T, et al. Nat Med . 2000;6(2):114. 5 Koyama I, et al. Transplantation . 2004;77(3):460 - 462. IMMUNOLOGY PORTFOLIO

8 © 2022 Tonix Pharmaceuticals Holding Corp. TNX - 1500 MARKET OPPORTUNITY Autoimmune Disease $149.4 billion 6 OPPORTUNITY Kidney transplants: 24,000/year/US 2 $5.54 billion 3 Autoimmune Lupus: 1.5 M patients in US 4 1.87 billion 5 Organ transplant rejection drugs $4.7 billion 1 IMMUNOLOGY PORTFOLIO 1 Global market as of 2018 (https://www.biospace.com/article/organ - transplant - rejection - medications - market - drug - companies - focus - on - improving - long - term - outcome - of - new - drugs/) 2 Wang, Jeffrey H. and Hart, Allyson. Kidney360 November 2021; 2(11) 1836 - 1839 3 Global market as of 2020 (https://www.grandviewresearch.com/industry - analysis/transplantation - market) 4 https://www.lupus.org/resources/lupus - facts - and - statistics 5 Global market as of 2020 (https://www.globenewswire.com/news - release/2021/02/18/2177637/0/en/Global - Lupus - Therapeutics - Market - Is - Expected - to - Reach - USD - 3 - 62 - Billion - by - 2028 - Fior - Markets.html) 6 Anticipated market size by 2025 (https://www.prnewswire.com/news - releases/the - global - autoimmune - disease - therapeutics - market - size - is - expected - to - reach - 149 - 4 - billion - by - 2025 -- rising - at - a - market - growth - of - 4 - 34 - cagr - during - the - forecast - period - 300902336.html)

9 © 2022 Tonix Pharmaceuticals Holding Corp. CD40L is a transiently expressed T cell surface molecule and is also called CD154 1 - 4 ‒ Predominantly expressed by T cells and interacts with CD40 on B cells and macrophages Mediates T cell helper function 1 - 4 ‒ Activates B cells for humoral (antibody - mediated) immune response ‒ Activates macrophages and dendritic cells ‒ Provides T cell help to activated CD8+ T cells X - linked hyper - IgM syndrome is caused by a defective CD40L gene 5 - 6 ‒ Lack of T helper function with only IgM serum antibodies but no IgG or IgE because T cells are required for B cell isotype switching ‒ If maintained on gamma globulin, patients are otherwise healthy Member of the TNF α superfamily 4 ‒ TNF α and RANKL are other family members and are drug targets for approved products 1 Lederman S, et al. J Exp Med . 1992;175(4):1091 - 1101. 2 Lederman S, et al. J Immunol . 1992;149(12):3817 - 3826. 3 Lederman S, et al. J Immunol . 1994;152(5):2163 - 2171. 4 Covey LR, et al. Mol Immunol . 1994;31(6):471 - 484. 5 Ramesh N, et al. Int Immunol . 1993;5(7):769 - 773. 6 Callard RE, et al. J Immunol . 1994;153(7):3295 - 3306. ABOUT CD40L (ALSO CALLED CD154) IMMUNOLOGY PORTFOLIO

10 © 2022 Tonix Pharmaceuticals Holding Corp. NEXT GENERATION anti - CD40 LIGAND (CD40L) ANTIBODY TNX - 1500*: PREVENTION OF ALLOGRAFT REJECTION THE CD40 - CD40L PATHWAY IS A PIVOTAL IMMUNE SYSTEM MODULATOR AND IS A WELL - ESTABLISHED AND PROMISING TREATMENT TARGET TO MORE SAFELY PREVENT ALLOGRAFT REJECTION 1 1 Camilleri B, et al. Exp Clin Transplant. 2016;14(5):471 - 483. SELECTIVELY MODIFIED anti - CD40L AB Ruplizumab full Fab Contains the full ruplizumab Fab and the engineered Fc region that modulates Fc γ R - binding, while preserving FcRn function. Mutated Fc γ R - binding region FcRn - binding region Fc γ R - modulated Fc region Patents Filed First Generation: Development halted due to thromboembolic (TE) complications — blood clots — traced to Fc gamma receptor (Fc ઻ R) Second Generation: Eliminated the Fc ઻ R TE complication but potency and half life was reduced, limiting utility Third Generation (TNX - 1500) : Re - engineered to better modulate the binding of Fc ઻ R while preserving FcRn function • Expected to deliver efficacy without compromising safety Status : Preclinical; collaborations ongoing with Mass General Hospital on heart and kidney transplantation in non - human primates Next Steps: 2H 2022 Initiate Phase 1 Study *TNX - 1500 is in the pre - IND stage of development and has not been approved for any indication. IMMUNOLOGY PORTFOLIO

11 © 2022 Tonix Pharmaceuticals Holding Corp. THIRD - GENERATION anti - CD40L ENGINEERED TO DECREASE RISK OF THROMBOSIS First - generation anti - CD40L mAbs Constant fragment (Fc) domain interacted with FcγRIIA (CD32A), which suggested a mechanism for the increased risk of thrombosis. 1,2 Ruplizumab Second - generation anti - CD40L mAbs Second - generation anti - CD40L mAbs exhibited dramatically reduced binding to FcγRIIA 3 - 5 but had other issues, including decreased efficacy. 6 - 8 Dapirolizumab Letolizumab Aglycosyl Ruplizumab Third - generation anti - CD40L mAbs * TNX - 1500 is engineered to target CD40L therapeutically while reducing FcγRIIA binding and thereby lowering the potential for thrombosis. 1 - 8 TNX - 1500 *Sanofi’s SAR441344 and Eledon’s AT - 1501 also are Fc modified 1 Inwald DP, et al. Circ Res . 2003;92(9):1041 - 1048. 2 Robles - Carrillo L, et al. J Immunol . 2010;185(3):1577 - 1583. 3 Shock A, et al. Arthritis Res Ther . 2015;17(1):234. 4 Xie JH, et al. J Immunol . 2014;192(9):4083 - 4092. 5 Ferrant JL, et al. Int Immunol . 2004;16(11):1583 - 1594. 6 ClinicalTrials.gov identifier: NCT02273960. Updated July 16, 2019. Accessed June 1, 2021. https://clinicaltrials.gov/ct2/show /re sults/NCT02273960?view=results 7 Waters J, Biocentury ; October 26, (2018). 8 Company data. IMMUNOLOGY PORTFOLIO

12 © 2022 Tonix Pharmaceuticals Holding Corp. anti - CD40L TREATMENT TO PREVENT ALLOGRAFT REJECTION • Allotransplantation is limited by a critical shortage of human organs • Costimulation blockade (anti - CD40L in particular) is more effective at protecting allografts than calcineurin inhibitors (CNIs) 2 • Blockade of CD40 - CD40L has been associated with some of the longest primate - to - primate xenograft survivals 1,3 1 Samy KP, et al. J Immunol Res. 2017;2017:8415205. 2 Cooper DKC, et al. Blood Purif. 2018;45(1 - 3):254 - 259. 3 Längin, M. et al. Consistent success in life - supporting porcine cardiac xenotransplantation. Nature 564, 430 – 433 (2018) Concept for Human - to - Human Allotransplantation 1,2 Donor Recipient (+ CD40L blockade) Kidney Allotransplant Heart Allotransplant Donor (deceased) Recipient (+ CD40L blockade) IMMUNOLOGY PORTFOLIO

13 © 2022 Tonix Pharmaceuticals Holding Corp. TNX - 1500 monotherapy consistently (4/5 heart transplants) prevents heart transplant rejection 1 ‒ Graft acceptance without acute cellular injury 2 or chronic antibody injury 3 through day 180 ‒ Prolonged acceptance after cessation of therapy (in progress) Similar activity to chimeric hu5c8 4 during treatment phase in prior studies 5 ‒ Last dose of hu5c8 was day 84 No thrombosis observed ‒ Thrombosis was observed with hu5c8 in prior studies 1 TNX - 1500 dosed at 30 mg/kg twice weekly on days 0, 3, 7, and 14; 20 mg/kg weekly from days 21 to 175 2 H&E staining 3 C4d immunohistochemistry 4 Mouse - human IgG1κ chimeric anti - CD154 5 TNX - 1500 dosed at 30 mg/kg twice weekly on days 0, 3, 7, and 14; 10 mg/kg weekly on days 21, 28, 35 and 42; 20 mg/kg monthly on days 56 and 84 . NON - HUMAN PRIMATE HEART HETEROTOPIC ALLOGRAFT STUDY DR. RICHARD PIERSON, MASS GENERAL HOSPITAL IMMUNOLOGY PORTFOLIO

14 © 2022 Tonix Pharmaceuticals Holding Corp. TNX - 1500 monotherapy consistently (5/6 kidney transplants) prevents kidney transplant rejection 1 ‒ Six recipients were treated with TNX - 1500 monotherapy 1 ‒ No rejection was observed in 5/6 recipients through day 180 ‒ Superior to results with conventional triple drug immunosuppressive regimen 2 No thrombosis observed ‒ Thrombosis was observed with hu5c8 in prior studies 1 TNX - 1500 monotherapy dosed at 20 mg/kg on days 0, 2, 7 and weekly until Day 180 (6 months) 2 Tacrolimus, MMF and steroids NON - HUMAN PRIMATE KIDNEY ALLO - TRANSPLANTATION STUDY DR. TATSUO KAWAI, MASS GENERAL HOSPITAL 0 50 100 150 200 0 25 50 75 100 TNX1500 monotherapy Days Post-Tx % G r a f t S u r v i v a l TNX mono (n=6) No IS (n=4) Conventional Triple IS (n=20) IMMUNOLOGY PORTFOLIO

15 © 2022 Tonix Pharmaceuticals Holding Corp. TOLERANCE INDUCTION WITH DONOR BONE MARROW TRANSPLANTATION Induction of “mixed chimerism” induces allograft tolerance ‒ Long - lasting, durable tolerance — specifically to donor tissues ‒ Initial protocols required that the recipient’s mature T cells be severely depleted Tolerance induction via “mixed chimerism” allows long - term kidney transplant survival in humans without maintenance immunosuppression 1 - 2 ‒ Combined kidney and bone marrow transplantation (CKBMT) Non - myeloablative conditioning for induction of mixed chimerism is being developed ‒ Mixed chimerism and tolerance can be induced even without complete T cell depletion using costimulatory pathway blockade using anti - CD40L mAb and/or CTLA - 4 - Ig ‒ Prof. Tatsuo Kawai showed addition of CD40L blockade to the conditioning regimen facilitates induction of mixed chimerism and renal allograft tolerance 3 1 Kawai T, et al. N Engl J Med . 2008;358(4):353 - 361. 2 Kawai T, et al. Am J Transplant . 2014;14(7):1599 - 1611. 3 Kawai, T et al. Am J Transplant . 2004;4(9):1391 - 1398. IMMUNOLOGY PORTFOLIO

16 © 2022 Tonix Pharmaceuticals Holding Corp. 0 20 40 60 80 100 5 12 20 27 33 40 47 % Chimerism Days Post CKBMT Chimerism Gran Mono Lymph Keys: 1. Bone marrow transplant 2. Kidney transplant 3. Total Body Irradition 4. Venclexta ® 5. Thymoglobulin® NON - HUMAN PRIMATE COMBINED KIDNEY AND BONE MARROW TRANSPLANTATION(CKBMT) WITH TONIX - 1500 INDUCED ALLOGRAFT TOLERAN CE DR. TATSUO KAWAI, MASS GENERAL HOSPITAL A. CONDITIONING REGIMEN FOR BONE MARROW & KIDNEY TX B. DONOR BLOOD CELLS TRANSIENTLY EXPANDED AFTER TRANSPLANT C. KIDNEY BIOPSY AT ONE YEAR SHOWING NO REJECTION Cyclosporine No immunosuppression after day 28 The nonhuman primate recipient received the conditioning regimen that includes low dose total body irradiation (TBI, 1.5Gy), thymic irradiation (TI, 7Gy), venetoclax and ATG. The recipients then received combined kidney and bone marrow (BM) transplantation (CKBMT), after which treated with TNX - 1500 (20mg/kg X 4 doses) and cyclosporine (28 days). No immunosuppression was given after day 28. The recipient achieved long - term immunosuppression - free renal allograft survival (> one year). The picture shows renal allograft biopsy taken at one year after transplantation, showing no signs of rejection. IMMUNOLOGY PORTFOLIO The recipient developed multilineage chimerism until day 47

17 © 2022 Tonix Pharmaceuticals Holding Corp. anti - CD40L BEYOND ALLOGRAFTS: XENOGRAFTS • Allotransplantation is limited by a critical shortage of human organs ; pig - to - human xenotransplantation offers a promising alternative 1,2 • Costimulation blockade (anti - CD40L in particular) is more effective at protecting xenografts than CNIs 2 • Blockade of CD40 - CD40L has been associated with some of the longest pig - to - primate xenograft survivals 1,3 1 Samy KP, et al. J Immunol Res. 2017;2017:8415205. 2 Cooper DKC, et al. Blood Purif. 2018;45(1 - 3):254 - 259. 3 Längin, M. et al. Consistent success in life - supporting porcine cardiac xenotransplantation. Nature 564, 430 – 433 (2018) Genetically Modified Pig Costimulation pathway blockers are used to manage cell - mediated immune rejection Concept for Pig - to - Human Xenotransplantation 1,2 Modifications to the pig genome greatly reduce risk of acute humoral rejection Longest Pig - to - Primate Kidney Graft Survival 1989 22 days 2004 90 days 499 days 2019 IMMUNOLOGY PORTFOLIO

18 © 2022 Tonix Pharmaceuticals Holding Corp. “In a First, Surgeons Attached a Pig Kidney to a Human, and It Worked” Roni Caryn Rabin “Pig - Heart Transplant Jolts Doctors Confronting Lack of Organ Donors” Amy Dockser Marcus “Saved by a Pig’s Heart” The Editorial Board “Pig Kidneys Transplanted Into Brain - Dead Man as Patients Face Organ Shortages” Amy Dockser Marcus “The Next Pig Thing in Medicine” Sally Satel “The Medical Miracle of a Pig’s Heart in a Human Body” Rivka Galchen IMMUNOLOGY PORTFOLIO October 19, 2021 January 12, 2022 January 12, 2022 January 20, 2022 February 9, 2022 February 21, 2022 RECENT XENOTRANSPLANT HEADLINES

19 © 2022 Tonix Pharmaceuticals Holding Corp. anti - CD40L BEYOND ALLOGRAFTS: AUTOIMMUNITY • Autoimmune diseases are also characterized by immune system activity that attacks “self,” which can damage various parts of the body 1,2 • First - generation anti - CD40L Abs showed evidence of efficacy in autoimmunity before trials were halted due to thromboembolic events 3 1 Li P, et al. Front Pharmacol. 2017;8:460. 2 WebMD. Accessed March 3, 2020. https://www.webmd.com/a - to - z - guides/autoimmune - diseases 3 Tocoian A, et al. Lupus. 2015;24(10):1045 - 1056. IMMUNOLOGY PORTFOLIO

20 © 2022 Tonix Pharmaceuticals Holding Corp. TNX - 1500: KEY CONSIDERATIONS • TNX - 1500 may be used in large markets that are not currently well served • There is a long history of use of monoclonal antibodies • Tonix has engineered a safer, potentially more efficacious molecule than previous anti - CD40L mAbs • Intellectual property is in place (composition of matter) • Manufacturing (CMC) is in progress Key milestones: Pre - IND meeting (FDA) Q2 2022; Phase 1 2H 2022 Autoimmune disorders – Planning INDs IMMUNOLOGY PORTFOLIO

21 © 2022 Tonix Pharmaceuticals Holding Corp. DEVELOPMENT AND REGULATORY STRATEGY • 1 st Indication – Kidney allotransplantation (human to human) ‒ Replacement for nephrotoxic CNI’s (calcineurin inhibitors, e.g. Prograf ® (tacrolimus) 1 , Neoral ® (cyclosporin) 2 ‒ Similar development path to the successful development of BMS’s Nulojix ® ( belatacept ) 3 , CTLA - 4/Ig biologic ‒ Clinical development may combine with Nulojix or Rapamune ® (rapamycin/sirolimus) 4 • 2 nd Indication – Heart or kidney xenotransplant (pig to human) ‒ CD40L:CD40 blockade considered essential ‒ The engineered pig organ is also considered a biologic • 3 rd Indication – Lou Gehrig's Disease, or ALS 5 ‒ Animal models show strong activity; competitor Eledon (ELDN) is pursuing ALS as primary indication • 4 th Indication (and beyond) – Autoimmune disease (e.g., Systemic Lupus Erythematosus, Rheumatoid Arthritis, Progressive Systemic Sclerosis) ‒ These indications require large studies; SLE and RA would represent very large target markets 1 http://www.accessdata.fda.gov/drugsatfda_docs/label/2009/050708s027,050709s021lbl.pdf 2 http://www.novartis.us/sites/www.novartis.us/files/neoral.pdf 3 https://packageinserts.bms.com/pi/pi_nulojix.pdf 4 https://labeling.pfizer.com/showlabeling.aspx?id=139 5 Amyotrophic Lateral Sclerosis IMMUNOLOGY PORTFOLIO

22 © 2022 Tonix Pharmaceuticals Holding Corp. TNF ߙ  SUPERFAMILY MEMBERS ARE TARGETED BY mAbs • CD40L is a member of the Tumor Necrosis Factor (TNF α ) Superfamily 1 • Other TNF α Superfamily members have proven to be effective targets for antagonist (blocking) mAbs 2 anti - TNFα mAbs for the treatment of certain autoimmune conditions • infliximab (Remicade ® ) • adalimumab (Humira ® ) TNFα antagonist receptor fusion protein • etanercept (Enbrel ® ) anti - RANKL (CD254) mAb for the treatment of osteoporosis, treatment - induced bone loss, metastases to bone, and giant cell tumor of bone • denosumab (Prolia ® or Xgeva ® ) No mAb against CD40L has been licensed anywhere in the world 1 Covey, L.R., et al. Mol. Immunol. 31:471 - 484. 1994. PMID: 7514269. 2 Remicade ® and Simponi ® are trademarks of Janssen; Humira ® is a trademark of AbbVie; Cimzia ® is a trademark of UCB; Enbrel ® is a trademark of Amgen; and Prolia ® and Xgeva ® are trademarks of Amgen. IMMUNOLOGY PORTFOLIO

23 © 2022 Tonix Pharmaceuticals Holding Corp. 2020 September October November December 2021 January Immunogenics acquired by Gilead for $21B 1 • TRODELVY TM ( sacituzu mab govitecan - hziy ) is an anti - Trop - 2 antibody - drug conjugate (ADC) approved for triple - negative breast cancer Momenta acquired by Johnson & Johnson for $6.5B 2 • Nipocalimab (M281) is a clinically validated anti - FcRn antibody with a rare pediatric disease designation from the US FDA • J&J called nipocalimab “a pipeline in a product” Viela Bio acquired by Horizon for $3B 3 • UPLIZNA ® ( inebilizumab - cdon ) is an anti - CD19 (B - cell - depleting) antibody approved for the treatment of neuromyelitis optica spectrum disorder (NMOSD), which is a rare and severe autoimmune disease • VIB4920 anti - CD40L is Viela’s second program Kymab acquired by Sanofi for $1.1B 3 • Is an anti - Ox40L for the treatment of autoimmune disease 1 Gilead. September 13, 2020. Accessed June 3, 2021. https://www.gilead.com/news - and - press/press - room/press - releases/2020/9/gilead - sciences - to - acquire - immunomedics 2 Johnson & Johnson. October 1, 2020. Accessed June 3, 2021. https://www.jnj.com/johnson - johnson - completes - acquisition - of - momenta - pharmaceuticals - inc 3 Business Wire. February 1, 2021. Accessed June 3, 2021. https://www.businesswire.com/news/home/20210201005296/en/Horizon - Therape utics - plc - to - Acquire - Viela - Bio - Inc. - to - Significantly - Expand - Development - Pipeline - and - Grow - Rare - Disease - Medicine - Portfolio RECENT mAb TRANSACTIONS IMMUNOLOGY PORTFOLIO

24 © 2022 Tonix Pharmaceuticals Holding Corp. • Over 100 mAbs have been approved by the US FDA, and significant growth potential remains 1 • Global mAb market is projected to grow from $179B in 2021 to $452B in 2028 at a CAGR of 14.1% 2 1 Mullard A. May 5, 2021. Accessed February 24, 2022. (https://www.nature.com/articles/d41573 - 021 - 00079 - 7) 2 Forbes Business Insights. August 2021. Accessed February 24, 2022. (https://www.fortunebusinessinsights.com/monoclonal - antibody - therapy - market - 102734) 3 https://s28.q4cdn.com/781576035/files/ doc_financials /2021/q4/Q4 - 2021 - PFE - Earnings - Release.pdf 4 https://news.abbvie.com/news/press - releases/abbvie - reports - full - year - and - fourth - quarter - 2021 - financial - results.htm 5 https://s29.q4cdn.com/745959723/files/ doc_news /Moderna - Reports - Fourth - Quarter - and - Fiscal - Year - 2021 - Financial - Results - and - Provides - Business - Updates - 2022.pdf MONOCLONAL ANTIBODIES ( m A bs ) REPRESENT 4 OF TOP 10 PRODUCTS BY 2021 SALES 1. Comirnaty 2. Humira anti - TNF α mAb 3. Spikevax 4. Keytruda anti - PD - 1 mAb 5. Revlimid 6. Eliquis 7. Stelara anti - IL12/23 8. Biktarvy 9. Eylea anti - VEGF 10. Imbruvica TOP 10 DRUGS BY GLOBAL SALES IN 2021 $20.7 B 4 $17.2 B 6 $9.1 B 9 $5.8 B 11 $36.8 B 3 $17.7 B 5 $12.8 B 7 $10.8 B 8 $5.4 B 12 $8.6 B 10 IMMUNOLOGY PORTFOLIO 6 https://www.merck.com/news/merck - announces - fourth - quarter - and - full - year - 2021 - financial - results/ 7 https://news.bms.com/news/corporate - financial/2022/Bristol - Myers - Squibb - Reports - Fourth - Quarter - and - Full - Year - Financial - Results - for - 2021/default.aspx 8 https://news.bms.com/news/corporate - financial/2022/Bristol - Myers - Squibb - Reports - Fourth - Quarter - and - Full - Year - Financial - Results - for - 2021/default.aspx 9 https://johnsonandjohnson.gcs - web.com/news - releases/news - release - details/johnson - johnson - reports - q4 - and - full - year - 2021 - results 10 https://investors.gilead.com/news - releases/news - release - details/gilead - sciences - announces - fourth - quarter - and - full - year - 2021 11 https://investor.regeneron.com/news - releases/news - release - details/regeneron - reports - fourth - quarter - and - full - year - 2021 - financial 12 https://news.abbvie.com/news/press - releases/abbvie - reports - full - year - and - fourth - quarter - 2021 - financial - results.htm#:~:text=Global%20Imbruvica%20net%20revenues%20were%20%241.385%20billion%2C%20a%20decrease%20of,percen t%20on%20an%20operational%20basis.

25 © 2022 Tonix Pharmaceuticals Holding Corp. TNX - 1700*: GASTRIC, COLORECTAL AND PANCREATIC CANCERS STABILIZED RECOMBINANT TREFOIL FACTOR 2 ( r TFF2) POTENTIAL NEW CANCER TREATMENT • TNX - 1700 (rTFF2) has effects on cancer by altering the tumor micro - environment • Mechanism of action: suppresses myeloid - derived suppressor cells and activates anti - cancer CD8+ T cells • Potential synergy with anti - PD - 1 or anti - PD - L1 monoclonal antibodies ( mAbs ) PRECLINICAL EVIDENCE FOR INHIBITING GROWHT OF CANCER CELLS • Data showed that TFF2 - CTP augmented the efficacy of mAb anti - PD - 1 therapy. Anti - PD - 1 in combination with TFF2 - CTP showed greater anti - tumor activity in PD - L1 - overexpressing mice. LICENSED FROM COLUMBIA UNIVERSITY • Developing in partnership under sponsored research agreement DEVELOPMENT PROGRAM Market Entry: Gastric and colorectal Additional Indications: Pancreatic cancers Status: Preclinical Next Steps: Animal studies ongoing Patents Issued *TNX - 1700 is in the pre - IND stage of development and has not been approved for any indication. IMMUNOLOGY PORTFOLIO

© 2022 Tonix Pharmaceuticals Holding Corp. CNS: KEY CANDIDATES

27 © 2022 Tonix Pharmaceuticals Holding Corp. TNX - 1300*: COCAINE INTOXICATION COCAINE ESTERASE ( CoCe ) PROFILE Cocaine is the main cause for drug - related ED visits 1 Cocaine use can cause irreversible structural damage to the heart and accelerate cardiovascular disease 2 • In one survey of 94 long - term cocaine users, 71% had some form of cardiovascular disease 3 CoCe is a recombinant protein that degrades cocaine in the bloodstream • Rapidly reverses physiologic effects of cocaine • Drops plasma exposure by 90% in 2 minutes DEVELOPMENT PROGRAM Market Entry: Cocaine Intoxication Additional Indications: Cocaine Overdose Status: Phase 2 Open Label Next Steps: 1H 2022 Initiate Trial 1 Havakuk O et al. J Am Coll Cardiol . 2017;70:101 - 113. 2 Phillips K et al. Am J Cardiovasc Drugs . 2009;9:177 - 196. 3 Maceira AM et al. J Cardiovasc Magn Reson . 2014;16:26. ED = emergency department. FDA Breakthrough Therapy Designation Patents Issued *TNX - 1300 has not been approved for any indication. CNS PORTFOLIO

28 © 2022 Tonix Pharmaceuticals Holding Corp. TNX - 102 SL*: FIBROMYALGIA CYCLOBENZAPRINE PROTECTIC ® SUBLINGUAL TABLETS CNS PORTFOLIO A unique formulation of cyclobenzaprine designed to optimize delivery and absorption Innovative and proprietary PROTECTIC ® Rapid drug exposure following nighttime administration • Lower daytime exposure • Avoids first - pass metabolism ⁃ Reduces risk of pharmacological interference from major metabolite Clinical trial program designed to examine treatment of core Fibromyalgia symptoms Market Entry: Fibromyalgia Additional Indications: PTSD, Agitation in Alzheimer’s, Alcohol Use Disorder, Long COVID Status: One Positive Phase 3 study (RELIEF) Completed Next Steps: Second Phase 3 Study (RALLY/F306): clinical phase completed, and topline data expected Q1 2022. Confirmatory Phase 3 planned for 1H 2022 PROFILE DEVELOPMENT PROGRAM Patents Issued *TNX - 102 SL has not been approved for any indication.

29 © 2022 Tonix Pharmaceuticals Holding Corp. TNX - 102 SL: FIBROMYALGIA CYCLOBENZAPRINE PROTECTIC ® SUBLINGUAL TABLETS PROGRAM UPDATE Phase 3 Study, RALLY (F306) • July 2021: Tonix stopped enrollment in the RALLY study following an unblinded, pre planned interim analysis by the Independent Data Monitoring Committee (IDMC). • Based on interim analysis results of the first 50% (n=336) enrolled participants, the IDMC recommended stopping the trial as TNX - 102 SL is unlikely to demonstrate a statistically significant improvement in the primary endpoint. • Clinical phase of study completed, with 514 participants enrolled overall – 399 completers; topline results expected Q1 2022 • Confirmatory Phase 3 study (F307) planned 1H 2022 Following analysis of F306 results, including pharmacogenetic comparison of F304 and F306, Tonix may modify F307 protocol TNX 102 - SL Development Beyond Fibromyalgia • Development efforts continue in PTSD, Agitation in Alzheimer’s, Alcohol Use Disorder, Long COVID CNS PORTFOLIO

30 © 2022 Tonix Pharmaceuticals Holding Corp. TNX - 102 SL*: LONG COVID (PASC) CYCLOBENZAPRINE PROTECTIC ® SUBLINGUAL TABLETS PROFILE Long COVID or Post - acute Sequelae of COVID - 19 (PASC 1 ) • Symptoms can include fatigue, sleep disorders, pain, fevers, shortness of breath, cognitive impairment described as “brain fog”, gastrointestinal symptoms, anxiety, and depression 2 • Can persist for months and can range in severity from mild to incapacitating • Occurs in 30% of recovered COVID - 19 patients • Typically associated with moderate or severe COVID - 19, Long COVID can occur after mild COVID - 19 or even after asymptomatic SARS - CoV - 2 infection To address the urgent need for PASC therapies, Congress awarded the National Institutes of Health $1.15 billion to study Long COVID. 3 DEVELOPMENT PROGRAM Market Entry : Long COVID (PASC) Status: Clinical – pre - IND; FDA minutes from pre - IND meeting received in Q3 2021 Next Steps: Start Phase 2 study for treating subset of Long COVID patients whose symptoms overlap with fibromyalgia in 1H 2022 Patents Issued 1 Feb. 24, 2021 - White House COVID - 19 Response Team press briefing; Feb 25, 2021 - policy brief from the World Health Organizatio n on long COVID 2 Nalbandian, Ani, et al. "Post - acute COVID - 19 syndrome." Nature Medicine (2021): 1 - 15. 3 The NIH provision of Title III Health and Human Services, Division M -- Coronavirus Response and Relief Supplemental Appropriation s Act, 2021, of H.R. 133, The Consolidated Appropriations Act of 2021. The bill was enacted into law on 27 December 2020, becoming Public Law 116 - 260. *TNX - 102 SL is in the pre - IND stage of development for Long Covid and has not been approved for any indication. CNS PORTFOLIO

31 © 2022 Tonix Pharmaceuticals Holding Corp. TNX - 1900*: MIGRAINE INTRANASAL POTENTIATED OXYTOCIN (OT) WITH MAGNESIUM CNS PORTFOLIO Intranasal OT has potential utility in treating migraine 1 • Intranasal OT reaches the trigeminal ganglion • Preclinical evidence of OT blocking CGRP release and suppressing pain • Association of low OT levels during and preceding migraine episodes • Novel non - CGRP antagonist approach to treatment Magnesium is known to potentiate the binding of OT to its receptor 2,3 One billion individuals worldwide suffer from migraines Market Entry: Chronic Migraine Additional Indications: Acute Migraine, Craniofacial Pain, Insulin Resistance, Binge Eating Disorder Status: Clinical – IND cleared for prevention of migraine headache 4 Next Steps: 2H 2022 Initiate Phase 2 Trial and Investigator Initiated Phase 2 Trial in Binge Eating Disorder Patents Issued PROFILE DEVELOPMENT PROGRAM 1 Tzabazis A, et al. Oxytocin and Migraine Headache. Headache. 2017 May;57 Suppl 2:64 - 75. doi : 10.1111/head.13082. PMID: 28485846. 2 Antoni FA, Chadio SE. Essential role of magnesium in oxytocin - receptor affinity and ligand specificity. Biochem J. 1989 Jan 15;257(2):611 - 4. doi : 10.1042/bj2570611. PMID: 2539090; PMCID: PMC1135623. 3 Meyerowitz , J.G., et al. The oxytocin signaling complex reveals a molecular switch for cation dependence. Nat Struct Mol Biol (2022). ( https://doi.org/10.1038/s41594 - 022 - 00728 - 4) 4 A Phase 2 trial under an investigator - initiated IND has been completed in the U.S. using TNX - 1900 *TNX - 1900 has not been approved for any indication. CGRP = calcitonin gene - related peptide.

32 © 2022 Tonix Pharmaceuticals Holding Corp. TNX - 2900*: PRADER - WILLI SYNDROME INTRANASAL POTENTIATED OXYTOCIN (OT) WITH MAGNESIUM PROFILE CNS PORTFOLIO Prader - Willi Syndrome is the most common genetic cause of life - threatening childhood obesity • Orphan disease occurring in 1 in 15,000 births Symptoms include lack of suckling as infants, poor muscle strength, and constant hunger (hyperphagia) • In animal models, OT has improved suckling and suppressed hunger ‒ Tonix’s patented potentiated OT formulation is believed to increase specificity for OT receptors relative to off - target vasopressin receptors DEVELOPMENT PROGRAM Market Entry: Prader - Willi Syndrome Additional Indications: Rare, Orphan Hyperphagia Conditions Status: Preclinical, granted orphan drug designation by FDA Next Steps: pre - IND Meeting to seek agreement on development plans; Submit application to the FDA for Fast Track designation Patents Issued *TNX - 2900 is in the pre - IND stage of development and has not been approved for any indication.

33 © 2022 Tonix Pharmaceuticals Holding Corp. TNX - 601 CR*: PSYCHIATRY TIANEPTINE OXALATE AND NALOXONE CNS PORTFOLIO A novel, oral, controlled release once - daily tablet Mechanistically different from traditional monoaminergic treatments for depression Indirectly modulates the glutamatergic system • No direct binding to NMDA, AMPA, or kainate receptors Naloxone added to deter parenteral abuse Treatment effect of tianeptine in depression is well - established Market Entry: Major Depressive Disorder Additional Indications: PTSD, Neurocognitive Disorder From Corticosteroids Status: pre - IND Next Steps: Q1 2023 Initiate Phase 2 Trial PROFILE DEVELOPMENT PROGRAM AMPA= α - amino - 3 - hydroxy - 5 - methyl - 4 - isoxazolepropionic acid; MAOI=monoamine oxidase inhibitors; NMDA=N - methyl - D - aspartate. Patents Issued *TNX - 601 CR is in the pre - IND stage of development and has not been approved for any indication.

© 2022 Tonix Pharmaceuticals Holding Corp. INFECTIOUS DISEASES: KEY CANDIDATES

35 © 2022 Tonix Pharmaceuticals Holding Corp. • Delta and Omicron variant waves are waning in most parts of the US ‒ Leaving a path of morbidity and mortality, including “breakthrough” infection and disease among vaccinated and convalescent • U.S. states are rolling back state pandemic restrictions ‒ CDC continues mask recommendation and recently increased the frequency of booster recommendations to every 3 months for individuals with weak immunity 1 ‒ California plans to treat COVID as endemic by June, 2022 2 • Vaccines : new focus on SARS - CoV - 2 variants Omicron and BA.2 3 ‒ Omicron has out - competed the original Wuhan strain, which has become rare ‒ Omicron substantially evades antibody immunity to earlier variants, but is recognized by T cell immunity to earlier variants from vaccination or prior COVID 4 ‒ Next generation vaccines are focusing on Omicron and its potential successor, BA.2 COVID - 19: ENTERING ENDEMIC PHASE IN THE US 1 Achenbach, J. “Americans are tired of the pandemic. But disease experts preach caution - and endure a ‘kill the messenger moment ’. Washington Post Feb 17, 2022. (www.washingtonpost.com/health/2022/02/17/mask - mandates - opposition/) 2 Beachum L and Suliman A, “California unveils plan to become first state to treat coronavirus as ‘endemic’ risk.” Washington Post Feb 18, 2022. (www.washingtonpost.com/nation/2022/02/18/california - covid - newsom - endemic - smarter - plan/) 3 Bernstein L. “There’s a new version of omicron but so far it doesn’t appear to be more dangerous.” Washington Post Jan 24, 2022 (www.washingtonpost.com/health/2022/01/24/covid - omicron - ba2/) 4 Keeton R et al., “T cell responses to SARS - CoV02 spike cross - recognize omicron.” Nature Jan 31, 2022 . (www.nature.com/articles/s41586 - 022 - 04460 - 3 ) INFECTIOUS DISEASE PORTFOLIO

36 © 2022 Tonix Pharmaceuticals Holding Corp. • Vaccines : early vaccines slowed pandemic, but are showing limitations ‒ Short term protection – requirement for boosters with mRNA vaccines; ‒ Increasing focus on preventing hospitalization and death • Anti - viral drugs : Veklury ® (remdesivir), Paxlovid Œ (nirmatrelvir 1 ) , and Lagevrio ® ( molnupiravir ) are available ‒ Pfizer’s Paxlovid looks promising; Merck’s Lagevrio did not show benefit in 2 nd cohort 2 • Anti - SARS - CoV - 2 monoclonal antibodies : increasing adoption; concern about variants ‒ Of the original EUA mAbs , only Vir /GSK’s XEVURDY® ( sotrovimab ) is considered active against the omicron variant of SARS - CoV - 2; ‒ Lilly’s bebtelovimab , active against omicron, recently received EUA for treatment of mild or moderate COVID 2 • Tests : unmet need to determine COVID immunity 3 • Long COVID : no approved treatment for ‘Long Covid’ COVID - 19: THE MISSING PIECES 1 PAXLOVID Œ ( nirmatrelvir plus ritonavir) 2 Merck Says Its Covid Pill Is Less Effective in a Final Analysis - The New York Times (nytimes.com) 3 Redfield R and Siegel S. “A test to determine COVID immunity could reshape US policy.” The Hill. Feb 17, 2022 : (https://thehill.com/opinion/healthcare/594522 - a - test - to - determine - covid - immunity - could - reshape - us - policy?) INFECTIOUS DISEASE PORTFOLIO

37 © 2022 Tonix Pharmaceuticals Holding Corp. Durability of protection ‒ mRNA vaccinated people lose protection, starting at 4 - 6 months 1 ‒ High rates of “breakthrough” COVID during Delta and Omicron waves ‒ Booster vaccinations with mRNA vaccines recommended at 4 - 6 months Effect on forward transmission (spread of infection to others) ‒ Concerns about whether vaccinated people can be infectious to others Detecting vaccine failure ‒ Need a strategy for identifying individuals at risk after vaccination No recognized, clinical applicable biomarker of vaccine protection ‒ Best proxy is neutralizing antibodies, which are hard to measure Current and future variants (e.g., Delta, Omicron variants) ‒ Less protection from existing vaccines ‒ Unknown effectiveness for future variants COVID - 19 VACCINES: WHERE WE ARE TODAY 1 www.cdc.gov/media/releases/2021/s0818 - covid - 19 - booster - shots.html INFECTIOUS DISEASE PORTFOLIO

38 © 2022 Tonix Pharmaceuticals Holding Corp. mRNA vaccines have slowed pandemic, but may not be a long - term solution ‒ Vaccinated people lost protection and showed high rates of “breakthrough” COVID during Delta and Omicron waves ‒ COVID is becoming endemic in the US; vaccination of entire world every 6 months not practical Operation Warp Speed (OWS) identified 4 types of vaccines: 1. RNA/DNA – Pfizer 1 and Moderna 2 are fully approved by the FDA 2. Subunit – NovaVax submitted EUA; Sanofi/GSK have announced data showing protection from hospitalization and death 3. Non - replicating – J&J has EUA; AstraZeneca widely used ex - US 4. Live Virus Vaccines – none were ultimately adopted by OWS Live Virus Vaccines ‒ Merck was developing two programs: VSV and Measles, but they were not included in OWS and were abandoned in January 2021 3 COVID - 19 VACCINES: WHERE DO WE GO FROM HERE? 1 COMIRNATY is the brand name for the Pfizer - BioNTech COVID - 19 vaccine 2 https://www.fda.gov/news - events/press - announcements/coronavirus - covid - 19 - update - fda - takes - key - action - approving - second - covid - 19 - v accine 3 https://www.merck.com/news/merck - discontinues - development - of - sars - cov - 2 - covid - 19 - vaccine - candidates - continues - development - of - two - investigational - therapeutic - candidates/ INFECTIOUS DISEASE PORTFOLIO

39 © 2022 Tonix Pharmaceuticals Holding Corp. • Control of smallpox, measles, mumps, rub ella, chickenpox and other viral conditions ‒ Prevent forward transmission • Effective in eliciting durable or long - term immunity • Economical to manufacture at scale ‒ Low dose because replication amplifies dose in vivo ‒ Single shot administration • Standard cold chain required for shipping and storage • Live virus vaccines are the oldest vaccine technology ‒ Starting with Edward Jenner’s smallpox vaccine, the first vaccine, eradicated smallpox LIVE VIRUS VACCINES: DEVELOPMENT RATIONALE INFECTIOUS DISEASE PORTFOLIO

40 © 2022 Tonix Pharmaceuticals Holding Corp. VACCINIA INDUCES A SKIN REACTION CALLED “TAKE” – DESCRIBED BY DR. EDWARD JENNER *Example of major cutaneous reaction, or “take,” resulting from a replication - competent live - virus vaccine with intradermal deli very, indicating successful vaccination 1,2 5 mm Vaccine Intradermal vaccination 1 Take 2 • Biomarker of protection ‒ Smallpox was eradicated using this marker ‒ Revaccination indicated for recipients without “take” • Measure of T cell immunity ‒ No need for blood draws or complex laboratory studies ‒ No other functional T cell assay is approved or in clinical use for vaccination 1 Fulginiti VA, et al. Clin Infect Dis. 2003;37(2):241 - 250. 2 Centers for Disease Control and Prevention. Accessed April 15, 2020. https://phil.cdc.gov/Details.aspx?pid=3276 INFECTIOUS DISEASE PORTFOLIO

41 © 2022 Tonix Pharmaceuticals Holding Corp. LIVE VIRUS VACCINE PLATFORM: NEW RECOMBINANT POX VACCINE (RPV) TECHNOLOGY FOR EMERGING INFECTIOUS DISEASES AND ONCOLYTICS COVID - 19 Future Pandemics Infectious Disease Biodefense Using Proven Science To Address Challenging Disease States, We Have Created A Programmable Technology Platform Aimed At Combating Future Threats To Public Health Vaccinia Horsepox ANTIGEN CODING Oncology RPV VECTOR BELIEVED SIMILAR TO EDWARD JENNER’S VACCINE 1 - 3 1 Shrick, L. N Engl J Med 2017; 377:1491 - 1492. DOI: 10.1056/NEJMc1707600 2 Esparza, J. Vaccine. 2020 Jun 19; 38(30): 4773 – 4779. doi : 10.1016/j.vaccine.2020.05.037 3 Brinkmann, A. Genome Biol. 2020; 21: 286. doi : 10.1186/s13059 - 020 - 02202 - 0 INFECTIOUS DISEASE PORTFOLIO

42 © 2022 Tonix Pharmaceuticals Holding Corp. TNX - 801: SMALLPOX AND MONKEYPOX VACCINE LIVE VIRUS PLATFORM DEVELOPMENT PROGRAM APPLICATION OF LIVE VIRUS PLATFORM • TNX - 801 is a cloned version of horsepox 1 (without any insert) purified from cell culture • In addition to being a potential addition to the U.S. Strategic National Stockpile, TNX - 801 will support recognition of the RPV/horsepox platform ANIMAL TESTING OF TNX - 1800 WITH SOUTHERN RESEARCH INSTITUTE • Non - human primate monkeypox challenge testing: positive data reported in Q1 2020 2 DEVELOPED IN COLLABORATION WITH UNIVERSITY OF ALBERTA • Proprietary synthetic biology approach and vector system DEVELOPMENT PROGRAM Market Entry: Smallpox and Monkeypox Vaccine Status: Preclinical, Pre - IND Next Steps: Developing GMP manufacturing for TNX - 801 (horsepox) Patents Filed *TNX - 801 is in the pre - IND stage of development and has not been approved for any indication. INFECTIOUS DISEASE PORTFOLIO 1 Noyce RS, et al. Construction of an infectious horsepox virus vaccine from chemically synthesized DNA fragments. PLoS One. 2018 Jan 19;13(1):e0188453. 2 Noyce, RS, et al. Synthetic Chimeric Horsepox Virus ( scHPXV ) Vaccination Protects Macaques from Monkeypox* Presented as a poster at the American Society of Microbiology BioThreats Conference - January 29, 2020, Arlington, VA . (https://content.equisolve.net/tonixpharma/media/10929ac27f4fb5f5204f5cf41d59a121.pdf)

43 © 2022 Tonix Pharmaceuticals Holding Corp. VIRUS - BASED SCIENCE IS WELL ESTABLISHED • Streamlined development • Ability to vertically integrate development and manufacturing • Multi - dose packaging, standard cold - chain products LIVE VIRUS RECOMBINANT POX VACCINE ( RPV ) PLATFORM PROFILE POTENTIALLY LONGER DURABILITY DUE TO POX - ENGINEERED ARCHITECTURE • Live virus vaccines present unique “danger signals” resulting in strong immune response PROGRAMMABLE VECTOR DESIGN FOR USE IN DIFFERENT DISEASE MODELS • Large capacity for expressing inserted genes • Wide range of clinical applications: pandemic, biodefense, infectious disease, smallpox, oncology INFECTIOUS DISEASE PORTFOLIO

44 © 2022 Tonix Pharmaceuticals Holding Corp. CNS PORTFOLIO TNX - 1840 AND TNX - 1850*: COVID - 19 VACCINE LIVE VIRUS PLATFORM DEVELOPMENT PROGRAM APPLICATION OF LIVE VIRUS PLATFORM • First version TNX - 1800 encodes spike protein from SARS - CoV - 2, Wuhan strain • Planned new versions TNX - 1840 and TNX - 1850 encode spike protein from SARS - CoV - 2, omicron and BA.2 strains, respectively 1 ANIMAL TESTING OF TNX - 1800 WITH SOUTHERN RESEARCH INSTITUTE • Non - human primate immune response: positive results reported in Q4 2020 • Non - human primate CoV - 2 challenge testing: positive data reported in Q1 2021 DEVELOPED IN COLLABORATION WITH UNIVERSITY OF ALBERTA • Proprietary synthetic biology approach and vector system DEVELOPMENT PROGRAM Market Entry: COVID - 19 Vaccine Additional Indications: Future Pandemic, Infectious Disease, Smallpox, Cancer Status: Preclinical Next Steps: Developing TNX - 1840 (omicron) and TNX - 1850 (BA.2) versions Patents Filed *TNX - 1800, TNX - 1840 and TNX - 1850 are in the pre - IND stage of development and has not been approved for any indication. INFECTIOUS DISEASE PORTFOLIO 1 Brennan, Z. Endpoints March 2, 2022 ( https://endpts.com/weaker - omicron - variant - is - great - news - for - the - world - but - bad - news - for - covid - related - clinical - trials/)

45 © 2022 Tonix Pharmaceuticals Holding Corp. LIVE VIRUS PLATFORM: WHAT MAKES TNX - 1840 AND TNX - 1850 DIFFERENT FROM m RNA VACCINES CRITERIA mRNA VACCINES TNX - 1840/TNX - 1850 Number of shots Two One Duration 6 months Years / decades Boosters Recommended Likely not required Protection from variants Decreased Expected Forward transmission Unknown for variants Likely prevents Biomarker None Yes – “Take” Manufacturing Complex Conventional Glass - sparing packaging No Yes Shipping and storage Cold chain Standard refrigeration Protection from smallpox No Yes * Characterizations of TNX - 1840 and 1850 shown in table represent expectations. INFECTIOUS DISEASE PORTFOLIO

46 © 2022 Tonix Pharmaceuticals Holding Corp. LIVE VIRUS RPV P LATFORM & COVID - 19 VACCINE INTERNAL DEVELOPMENT & MANUFACTURING CAPABILITIES Infectious Disease R&D Center (RDC) – Frederick, MD • Function : Accelerated development of vaccines and antiviral drugs against COVID - 19, its variants and other infectious diseases • Description : ~48,000 square feet; currently BSL - 2 but being converted to BSL - 3 • Status : Operational; acquisition completed on October 1 st , 2021 Advanced Development Center (ADC) – New Bedford, MA • Function : Development and clinical scale manufacturing of live - virus vaccines to support Phase 1 and Phase 2 trials • Description : ~45,000 square feet, under construction, planned BSL - 2 • Status : Expected to be partially operational in first half 2022 Commercial Manufacturing Center (CMC) – Hamilton, MT • Function : Phase 3 and Commercial scale manufacturing of live - virus vaccines • Description : ~44 acre green field site, planned BSL - 2 • Status : Planning for site enabling work in 2022 Architectural Rendering INFECTIOUS DISEASE PORTFOLIO

47 © 2022 Tonix Pharmaceuticals Holding Corp. • “Platforms” – Foundation of Pandemic Response ‒ Key element of AP3 from White House Office of Science and Technology Policy or OSTP 1,2 ▪ 100 days to human trials ▪ Technologies that do not require sterile injection • TNX - 801/ - 1840/ - 1850 (live virus RPV) platform addresses OSTP requirements 1,2 ‒ Our goal is to be able to test new live virus vaccines against novel pathogens within the 100 days of obtaining sequence ▪ RDC is equipped to make new vaccines ▪ ADC will be equipped to make clinical trial material ▪ CMC is planned to make commercial scale material AMERICAN PANDEMIC PREPAREDNESS PLAN (AP3) 1 Sept 3, 2021 ( https://www.whitehouse.gov/wp - content/uploads/2021/09/American - Pandemic - Preparedness - Transforming - Our - Capabilities - Final - For - Web .pdf) 2 Sept 3, 2021 ( https://www.whitehouse.gov/briefing - room/statements - releases/2021/09/03/fact - sheet - biden - administration - to - transform - capabilitie s - for - pandemic - preparedness/) INFECTIOUS DISEASE PORTFOLIO

48 © 2022 Tonix Pharmaceuticals Holding Corp. TWO TYPES OF IMMUNITY • Antibodies – can be measured in a blood test, but anti - SARS - CoV - 2 antibodies are not predictive of protection • T cell – can be measured in a blood test, but requires sophisticated lab, unknown if predictive ASSESSING anti - SARS - C o V - 2 PROTECTIVE IMMUNITY FUNCTIONAL T CELL IMMUNITY • in vivo – classic skin test – correlation with protection under investigation 2,3 NEUTRALIZING ANTIBODIES – APPEAR TO CORRELATE WITH PROTECTION 1 • Not part of standard antibody tests • Requires culture of antibodies with live SARS - CoV - 2; possibly “pseudo - type” assays 1 Krammer, F. (2021) Nature Medicine. 27:1145 – 1153. ( https://www.nature.com/articles/s41591 - 021 - 01432 - 4.pdf) 2 Barrios, Y et al. Clinical Immunol. (2021) 226:108730 3 Barrios, Y et al. Vaccines (2021) 9:575 INFECTIOUS DISEASE PORTFOLIO

49 © 2022 Tonix Pharmaceuticals Holding Corp. DESIGNED TO MEASURE THE PRESENCE AND STRENGTH OF FUNCTIONAL IN VIVO T CELL IMMUNITY • Designed to elicit delayed - type hypersensitivity in individuals who have been exposed to SARS - CoV - 2 or successfully vaccinated • SARS - CoV - 2 epitope peptide mixtures for intradermal administration (Skin Test) TNX - 2100*: SARS - C o V - 2 DIAGNOSTIC TO MEASURE T CELL IMMUNITY *TNX - 2100 has not been approved for any indication. † Intracellular cytokine staining (ICS) measured by flow cytometry after in vitro stimulation of purified peripheral blood mono nuc lear cells. POTENTIALLY SCALABLE FOR WIDESPREAD USE • Many tests † for T cell immunity to SARS - CoV - 2 require specialized laboratories and are not amendable to standardization • Adaptive Biotech’s T Detect Œ COVID - 19 test received FDA EUA based on genetic analysis of T cell receptors INFECTIOUS DISEASE PORTFOLIO

50 © 2022 Tonix Pharmaceuticals Holding Corp. TNX - 2100*: POTENTIAL USES AND DEVELOPMENT PLAN *TNX - 2100 has not been approved for any indication. † Intracellular cytokine staining (ICS) measured by flow cytometry after in vitro stimulation of purified peripheral blood mono nuc lear cells. DEVELOPMENT PLANS • Initiated first - in - human, dose - finding clinical study in January 2022 • Topline data expected first half 2022 • Patents filed POTENTIAL BENEFITS OF TESTING FOR PROTECTIVE IMMUNITY • Personalized approach to determine need for vaccine boosters ‒ One - size - fits - all booster strategy is unsustainable • More cost effective • Reduces risks associated with unnecessary vaccination INFECTIOUS DISEASE PORTFOLIO

51 © 2022 Tonix Pharmaceuticals Holding Corp. The only COVID - 19 antiviral that is FDA approved is Remdesivir/ Veklury ® ‒ Gilead – Intravenous ( i.v. ) medicine ‒ FDA approved for patients who are at least 12 years old and require hospitalization ‒ May shorten the time to recover from acute COVID - 19 ‒ World Health Organization has recommended against its use 1 ‒ Resistance reported 2 Antivirals available under Emergency Use Authorization (EUA) ‒ Pfizer – PAXLOVID Œ (PF - 07321332; ritonavir) - oral protease C3L inhibitor - Emergency Use Authorization (EUA) ‒ Merck/Ridgeback – molnupiravir , oral, - EUA 3 Concerns about antiviral efficacy ‒ Remdesivir resistance reported 2 ‒ Molnupiravir efficacy was not repeated in second cohort of Phase 3 trial 4 SMALL MOLECULE COVID - 19 THERAPEUTICS 1 World Health Organization (2021). Therapeutics and COVID - 19: living guideline, 6 July 2021 (Report). (http://apps.who.int/iris/handle/10665/342368) 2 https://yaledailynews.com/blog/2021/12/02/yale - scientists - identify - remdesivir - resistance - in - immunocompromised - covid - 19 - patient/ 3 www.merck.com/news/merck - announces - supply - agreement - with - u - s - government - for - molnupiravir - an - investigational - oral - antiviral - candi date - for - treatment - of - mild - to - moderate - covid - 19 4 www.merck.com/news/merck - announces - supply - agreement - with - u - s - government - for - molnupiravir - an - investigational - oral - antiviral - candi date - for - treatment - of - mild - to - moderate - covid - 19 INFECTIOUS DISEASE PORTFOLIO

52 © 2022 Tonix Pharmaceuticals Holding Corp. TNX - 3500*: COVID - 19 ANTIVIRAL TREATMENT SANGIVAMYCIN PROFILE New variants heighten need for therapeutics NIH Treatment Guidelines for COVID - 19 are mixed on use of remdesivir Potential monotherapy antiviral 1,2 • 65 times more potent than remdesivir in inhibiting SARS - CoV - 2 as demonstrated in cell culture infectivity studies (dose to achieve IC 90 ) Potential combination therapy with remdesivir 1,2 • TNX - 3500 antiviral effect is additive when combined with remdesivir and reduces the amount of each drug necessary for an IC 90 • Combination therapies for other viruses have reduced the emergence of drug resistant viral strains DEVELOPMENT PROGRAM Market Entry: COVID - 19 Antiviral Additional Indications: MERS, Ebola, Lassa, Oncology Status: Preclinical Next Steps: 1H 2022 Initiate Animal Studies Patents Filed *TNX - 3500 is in the pre - IND stage of development and has not been approved for any indication. . MERS = Middle East Respiratory Syndrome; NIH = National Institutes of Health; PK = pharmacokinetics. 1 Bennett RP et al. Viruses . 2020;13(1):52. doi : 10.3390/v13010052 2 Bennett, RP et al. JCI Insight . 2021 in press preview ( 10.1172/jci.insight.153165) INFECTIOUS DISEASE PORTFOLIO

53 © 2022 Tonix Pharmaceuticals Holding Corp. Monoclonal antibodies ( mAbs ) (EUA) – 3 with US Emergency Use Authorization 1 ‒ Vir /GSK – XEVURDY® ( sotrovimab ) 1 – ONLY mAb ACTIVE AGAINST OMICRON ‒ Lilly - bebtelovimab – EUA for treatment of mild or moderate COVID 2 ‒ AstraZeneca – Evusheld ( Tixagevimab / cilgavimab ) – EUA for long term prophylaxis New mAbs under development 3 ‒ AstraZeneca – AZD7442 – EUA request submitted 4 ‒ Brii Biosciences – BRII - 196 and BRII - 198 5 ‒ Adagio Therapeutics – ADG20 6 ‒ Many other companies 7 Concerns about efficacy of mAbs against new variants ‒ Regeneron/Genentech - REGEN - COV® Casirivimab / imdevimab ▪ EUA revised Jan ‘22 to susceptible variants – unlikely to be effective against omicron ‒ Eli Lilly/ AbCellera – B amlanivimab / etesevimab ▪ EUA revised Jan ‘22 to susceptible variants – unlikely to be against omicron ‒ Delta and Omicron variants have many changes in the spike protein, which is the target of current mAbs MONOCLONAL ANTIBODY COVID - 19 THERAPEUTICS 1 Indicated for individuals with mild - to - moderate COVID - 19 who are at high risk for progression to severe disease; 11 Dec 7, 2021 Glaxo Says Its Covid - 19 Antibody Drug Works Against Omicron - WSJ 2 https://investor.lilly.com/news - releases/news - release - details/ lillys - bebtelovimab - receives - emergency - use - authorization 3 Dolgin, E. Nature Biotechnology volume 39, pages783 – 785 (2021) https://doi.org/10.1038/s41587 - 021 - 00980 - x 4 https://www.cnbc.com/2021/11/18/astrazeneca - antibody - drug - 83percent - effective - at - preventing - covid - trial.html 5 https:://endpts.com/brii - bio - gets - all - hands - on - deck - for - covid - 19 - antibody - hunt - leveraging - chinese - partners - work - with - recovered - p atients/ 6 https://endpts.com/qa - tillman - gerngross - explains - why - his - covid - mab - will - have - an - edge - over - an - already - crowded - field/ 7 e.g., Centivax , Corat Therapeutics, IDBiologics , Leyden Labs, Memo Therapeutics and SpikImm INFECTIOUS DISEASE PORTFOLIO

54 © 2022 Tonix Pharmaceuticals Holding Corp. TNX - 3600*: COVID - 1 9 THERAPEUTIC FULLY HUMAN MONOCLONAL ANTIBODY PLATFORM PROFILE Collaboration with Columbia University Human monoclonal antibodies ( mAbs ) generated from COVID - 19 convalescent patients Potential monotherapies • Plan to seek indication similar to current EUA therapeutic mAbs for treating individuals with mild - to - moderate COVID - 19 who are at high risk for progression to severe disease Potential combination therapy with other antibodies • Combination therapies for other anti - CoV - 2 monoclonal antibodies are believed to have reduced the emergence of drug resistant viral strains DEVELOPMENT PROGRAM Market Entry: COVID - 19 Therapeutic Additional Indications: Symptomatic COVID in patients with risk factors for poor outcome Status: Preclinical Next Steps: Study inhibition of SARS CoV - 2 variants in tissue culture; 1H 2022 Initiate Animal Studies *TNX - 3600 is in the pre - IND stage of development and has not been approved for any indication. 1 Waltz, E. Nature. “Does the World Need an Omicron Vaccine?” 28 Jan 2022 https://www.nature.com/articles/d41586 - 022 - 00199 - z Given the unpredictable trajectory of the SARS - CoV - 2 virus and new variants 1 , we seek to contribute to a broad set of monoclonal antibodies from a variety of patients, that can be scaled up quickly and potentially combined with other monoclonal antibodies. INFECTIOUS DISEASE PORTFOLIO

55 © 2022 Tonix Pharmaceuticals Holding Corp. TNX - 3700*: COVID - 19 VACCINE ZINC NANOPARTICLE (ZNP) FORMULATION FOR m RNA VACCINE PROFILE Collaboration with Kansas State University ZNP technology is a potential replacement for the Lipid Nanoparticle (LNP) technology of current mRNA vaccines Potential improved stability • Plan to seek initial indications as booster, similar to the current EUA and FDA approved mRNA vaccines • Improved stability would facilitate shipping and storage Addresses limitations in current mRNA vaccines which require ultra - cold storage and shipping • Stability issues limit use in less developed countries DEVELOPMENT PROGRAM Market Entry: Booster for COVID - 19 Vaccines Additional Indications: COVID - 19 vaccine for naïve individuals Status: Preclinical Next Steps: Research at K - State on CoV - 2 spike based vaccine in tissue culture and animals; 1H 2022 Initiate Animal Studies *TNX - 3700 is in the pre - IND stage of development and has not been approved for any indication. Patents Filed INFECTIOUS DISEASE PORTFOLIO

© 2022 Tonix Pharmaceuticals Holding Corp. FUTURE OUTLOOK

57 © 2022 Tonix Pharmaceuticals Holding Corp. TNX - 1300: COCAINE INTOXICATION TNX - 1700: GASTRIC AND PANCREATIC CANCERS TNX - 3600: MONOCLONAL ANTIBODIES FOR COVID - 19 TREATMENT KEY DEVELOPMENT PARTNERS TNX - 1500: ALLOGRAFT REJECTION TNX - 1900: MIGRAINE & OTHER INDICATIONS TNX - 801: SMALLPOX AND MONKEYPOX VACCINE TNX - 1840 and TNX - 1850: COVID - 19 VACCINES TNX - 2900: PRADER - WILLI SYNDROME

58 © 2022 Tonix Pharmaceuticals Holding Corp. Expected Data □ 1 st Quarter 2022 Topline data from TNX - 102 SL Phase 3 F306/RALLY study in fibromyalgia □ 1 st Half 2022 Topline data from first - in - human TNX - 2100 skin test study Expected Clinical Trial Initiations □ 1 st Half 2022 Phase 2 OL safety study start of TNX - 1300 in ED setting for cocaine intoxication □ 1 st Half 2022 Phase 2 study start of TNX - 102 SL for the treatment of PTSD in Kenya □ 1 st Half 2022 Phase 3 study start of TNX - 102 SL for the management of fibromyalgia □ 1 st Half 2022 Phase 2 study start of TNX - 102 SL for the treatment of Long COVID □ 2 nd Half 2022 Phase 2 study start of TNX - 1900 for the treatment of migraine □ 2 nd Half 2022 Phase 1 study start of TNX - 1500 for prevention of allograft rejection □ 1 st Quarter 2023 Phase 2 study start of TNX - 601 CR for the treatment of major depressive disorder MILESTONES: RECENTLY COMPLETED AND UPCOMING* * We cannot predict whether the global COVID - 19 pandemic will impact the timing of these milestones. □ 4 th Quarter 2020 Positive topline data from TNX - 102 SL Phase 3 F304/RELIEF study in fibromyalgia reported □ 1 st Quarter 2021 Non - human primate positive efficacy data from TNX - 1800 in COVID - 19 models reported □ 1 st Quarter 2022 First - in - human study of TNX - 2100 initiated for skin test to detect T cell immunity to SARS - CoV - 2 x x x

59 © 2022 Tonix Pharmaceuticals Holding Corp. MANAGEMENT TEAM Seth Lederman, MD Co - Founder, CEO & Chairman Jessica Morris Chief Operating Officer Gregory Sullivan, MD Chief Medical Officer Bradley Saenger, CPA Chief Financial Officer

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